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                                                                    Exhibit 10.5


              RIGHT OF FIRST REFUSAL, CO-SALE AND WAIVER AGREEMENT

         This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is made as of the 27th day of December 2000, by and among (i) NeoGenesis Drug Discovery, Inc., a Delaware corporation (the "COMPANY"), (ii) the holders of the Series A Convertible Preferred Stock, par value $0.01 per share (the "SERIES A STOCK") listed on the signature pages under the heading "Series A Preferred Stockholders" (the "SERIES A STOCKHOLDERS"), (iii) the holders of the Series B Convertible Preferred Stock, par value $0.01 per share (the "SERIES B STOCK") listed on the signature pages under the heading "Series B Preferred Stockholders" (the "SERIES B STOCKHOLDERS"), (iv) the holders of the Series C Convertible Preferred Stock, par value $0.01 per share (the "SERIES C STOCK") listed on the signature pages under the heading "Series C Preferred Stockholders" (the "SERIES C STOCKHOLDERS") and (v) the purchasers of that certain Preferred Stock Purchase Agreement of even date herewith (the "SERIES D PURCHASE AGREEMENT") listed on the signature pages under the heading "Series D Purchasers" (the "SERIES D PURCHASERS") and (vi) the Founders listed on Schedule A hereto (the "FOUNDERS"). The Series A Stockholders, the Series B Stockholders, the Series C Stockholders and the Series D Purchasers are referred to herein individually as an "Investor," and collectively as the "Investors."

         WHEREAS, the Series D Purchasers are purchasing the Company's Series D Convertible Preferred Stock (the "SERIES D STOCK, and, together with the Series A Stock, the Series B Stock and the Series C Stock, the "Preferred Stock"), pursuant to the Preferred Stock Purchase Agreement of even date herewith;

         WHEREAS, the Company, the Series A Stockholders, the Series B Stockholders, the Series C Stockholders and the Series D Purchasers have entered into that certain Investor Rights Agreement of even date herewith (the "Investor Rights Agreement");

         WHEREAS, each Founder is the beneficial owner of the number of shares of Common Stock, par value $0.01 per share of the Company (the "COMMON STOCK") set forth opposite such stockholder's name on SCHEDULE A hereto; and

         WHEREAS, in order to induce the Series D Purchasers to consummate their purchase of the Series D Stock, the parties hereto have agreed to enter into this Agreement upon the terms and conditions set forth below.


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              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    ARTICLE I
                             RIGHT OF FIRST REFUSAL

         1.1 GRANT. Subject to the provisions of Article III hereof, the Investors are hereby each granted a right of first refusal with respect to any proposed disposition of Common Stock beneficially owned by a Founder ("TRANSFERRING FOUNDER") (or any permitted transferee of the Common Stock under Section 3.1 hereof, hereafter collectively included in all references to "FOUNDER").

         1.2 NOTICE OF INTENDED DISPOSITION. In the event a Transferring Founder desires to accept a bona fide third-party offer for the transfer of any or all of the Common Stock the Transferring Founder shall promptly deliver to the Investors written notice of the intended disposition ("DISPOSITION NOTICE") and the basic terms and conditions thereof including the identity of the proposed purchaser.

         1.3 EXERCISE OF RIGHT BY THE INVESTORS. Each Investor shall, for a period of thirty (30) days from the date of expiration (the "TRIGGER DATE") of the right of first refusal granted to the Other Stockholders (as defined in the Stockholder Agreement of the Company dated as of March 13, 1997 (the "Stockholder Agreement")) in Section 1 of the Stockholder Agreement, have the right to purchase all or a portion of such Investor's pro rata share of the lesser of (i) the shares subject to the offer made to the Other Stockholders or
(ii) the portion thereof that have not been purchased by the Other Stockholders upon such expiration (such lesser amount the "TARGET SHARES") upon the terms and conditions specified in the Disposition Notice. If the Investor desires to purchase all or any part of its pro rata portion of the Target Shares, the Investor shall communicate in writing its election to purchase such shares (the "EXERCISE NOTICE") to the Transferring Founder and each other Investor, which communication shall state the number of Target Shares the Investor desires to purchase and shall be delivered in person or mailed to the Transferring Founder and other Investors within thirty (30) days of the date of the Disposition Notice (the "EXPIRATION DATE").

         1.4 RIGHT OF OVER-SUBSCRIPTION. In the event that one or more Investors do not elect to purchase all of such Investor's pro rata portion of the Target Shares (the "FORFEITED SHARES"), the Transferring Founder shall give prompt written notice to the other Investors of such circumstances and any of the other Investors may amend their Exercise Notice to elect to purchase their pro rata portion of the Forfeited Shares, or such other amount of the Forfeited Shares as the participating Investors may agree. Any Investor wishing to amend its Exercise Notice shall communicate in writing its election to purchase Forfeited Shares (the "AMENDED EXERCISE NOTICE") to the Transferring Founder and each other Investor, which communication shall state the aggregate number of Target Shares (including the number of Forfeited Shares) the Investor desires to purchase and shall be delivered in person or mailed to the Transferring Founder and other Investors no later than five (5) days after the Expiration Date.

         1.5 PURCHASE OF TARGET SHARES. The Exercise Notice or Amended Exercise Notice, as


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applicable, shall, when taken in conjunction with the Disposition Notice, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the number of Target Shares set forth in each Investor's Exercise Notice or Amended Exercise Notice, as applicable. Sales of the Target Shares to be sold to the Investor pursuant to this Section shall be made at the offices of the Company on the 30th day following the date of the Exercise Notice or Amended Exercise Notice, as applicable (or if such 30th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Transferring Founder's delivery to the Company of a certificate or certificates evidencing the Target Shares (or any portion thereof) to be sold by it, duly endorsed for transfer to the Investor, against payment to the Transferring Founder of the purchase price therefor by the Investor.

         1.6 NON-EXERCISE OF RIGHT BY INVESTORS. Subject to the Investors' co-sale rights described in Article II below, in the event the Exercise Notice with respect to any portion of the Target Shares is not given to the Transferring Founder by the Expiration Date and no Amended Exercise Notice covering such portion of the Target Shares is given to the Transferring Founder by the fifth day following the Expiration Date, the Transferring Founder shall have a period of ninety (90) days thereafter in which to sell the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Disposition Notice. The third-party transferee shall acquire the Target Shares free and clear of subsequent rights of first refusal under this Section. In the event the Transferring Founder does not notify the Investors or consummate the sale or disposition of the Target Shares within the ninety (90) day period, the Investors' first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by the Transferring Founder until such right lapses in accordance with Section 7.1 herein and subject to any other remedies of the Investors under Article IV hereunder.

                                   ARTICLE II
                CO-SALE RIGHTS IN SALES BY A TRANSFERRING FOUNDER

         2.1 GRANT OF CO-SALE RIGHTS. Subject to the provisions of Article III hereof, if a Transferring Founder proposes to enter into a transaction regarding the sale of Common Stock beneficially owned by such Transferring Founder, to the extent that the right of first refusal set forth under Article I is not exercised by the Investors, the Investors shall have the right, exercisable upon written notice to the Transferring Founder within thirty (30) days from the Trigger Date, to participate in such sale of the Common Stock on the same terms and conditions as those set forth in the Disposition Notice, and the Transferring Founder shall not consummate such sale of Stock except upon compliance with this Article II. To the extent any Investors exercise such right of participation in accordance with Section 2.1(b) hereunder, the number of shares of Common Stock that the Transferring Founder may sell in the transaction shall be correspondingly reduced.

             (a) The Investors shall be deemed to own the number of shares of Common Stock equal to the number of shares of Common Stock that are issuable upon conversion of any shares of Preferred Stock then held by the Investors.

             (b) Each Investor may sell or any part of a number of shares of Common Stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of


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Common Stock covered by the Disposition Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company at the time owned by such Investor and the denominator of which is the combined number of shares of Common Stock of the Company at the time owned by the Transferring Founder and the Investors.

             (c) The Investors may effect their individual participation in the sale by delivering to the purchase offer or one or more certificates, properly endorsed for transfer, which represent:
                           (i) the number of shares of Common Stock that it elects to sell pursuant to this Section 2.1; or

                           (ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that it has elected to sell pursuant to this Section 2.1; provided, however, that if the purchase offeror objects to the delivery of Preferred Stock in lieu of Common Stock, the Investors shall convert and deliver Common Stock as provided in subsection (i) above.

         2.2 PAYMENT OF PROCEEDS. The stock certificates that the Investors deliver to such Transferring Founder pursuant to Section 2.1 shall be transferred by the Transferring Founder to the purchase offeror in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Section 2.1 notice to the Investors, and such Transferring Founder shall promptly thereafter remit to each Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale.

         2.3 NON-EXERCISE. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Common Stock made by the Transferring Founder shall not adversely affect their rights to participate in subsequent Common Stock sales by the Transferring Founder.

                                   ARTICLE III
                                EXEMPT TRANSFERS

         3.1 PERMITTED TRANSACTIONS. Notwithstanding the foregoing, the first refusal rights of the Investors and the co-sale rights of the Investors shall not apply to: (i) any repurchase of Common Stock by the Company; (ii) any bona fide gift; (iii) any donative transfer to the ancestors, lineal descendants, siblings or spouse of a Transferring Founder or to trusts, family limited partnerships or other similar entities for the benefit of such persons, or in connection with estate planning purposes; (iv) transfers to any entity affiliated with or controlled by a Transferring Founder; (v) if such Transferring Founder is a partnership, transfers to a partner of such partnership or a retired partner of such partnership; (vi) transfers by will or laws of descent and distribution or (vii) if such Transferring Founder is a corporation, transfers to the stockholders of such corporation pursuant to a duly declared dividend or (viii) transfers pursuant to a divorce decree; PROVIDED that for all such of the foregoing transfers, the transferee shall furnish the Investors and the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Common Stock shall remain bound by and comply with all provisions of this Agreement. Such transferee shall be treated as a "Transferring Founder"


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for the purposes of this Agreement. The provisions of this Agreement shall not apply to the sale of any Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                                   ARTICLE IV
                              PROHIBITED TRANSFERS

         4.1 GRANT. In the event a Transferring Founder should sell any Common Stock of the Company in contravention of the participation rights of the Investors under this Agreement (a "PROHIBITED TRANSFER"), the Investors shall have the put option provided in Section 4.2.

         4.2 PUT OPTION. In the event of a Prohibited Transfer, each Investor shall have the option to sell to such Transferring Founder a number of shares of Common Stock of the Company (either directly or through delivery of Preferred Stock) equal to the number of shares that such Investor would have been entitled to sell had such Prohibited Transfer been effected in accordance with Article II hereof, on the following terms and conditions:

             (a) The price per share at which the shares are to be sold to the Transferring Founder shall be equal to the price per share paid to the Transferring Founder by the third party purchaser or purchasers of the Transferring Founder's Common Stock.

             (b) The Investor shall deliver to the Transferring Founder, within 30 days after they have received notice from the Transferring Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer, subject to the full payment of the aggregate purchase price therefor.

             (c) The Transferring Founder shall, within three business days of receipt of the certificates for the repurchased shares, pay the aggregate
Section 4.2(a) purchase price therefor, by certified check or bank draft made payable to the order of the Investor, and shall reimburse the Investor for any additional expenses, including reasonable legal fees and expenses, incurred in effecting such purchase and resale.

                                    ARTICLE V
                               LEGEND REQUIREMENTS

         5.1 LEGEND. Each certificate representing the Common Stock owned by the Transferring Founder shall be endorsed with the following legend:

                 "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED DECEMBER 27, 2000 BY AND AMONG THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST), THE COMPANY,


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                 CERTAIN FOUNDERS OF THE COMPANY, AND AN INVESTOR IN THE
                 CAPITAL STOCK OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         5.2 REMOVAL. The Section 5.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 7.1.

                                   ARTICLE VI
                  WAIVER OF RIGHTS UNDER STOCKHOLDER AGREEMENT

         Each of the Founders, and each other party hereto that is a Stockholder (as defined in the Stockholder Agreement), hereby waives, for the benefit of OrbiMed Advisors LLC ("OrbiMed") and the other holders of the Series D Preferred Stock, its rights under Sections 2.b, 3 and 4.c of the Stockholder Agreement. The Company, the Founders and each such Stockholder agree not to exercise their rights under Section 1.a of the Stockholder Agreement except to the extent consented to by OrbiMed in its sole discretion.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1 TERMINATION. The rights of each Investor under this Agreement and the correlative obligations of each Transferring Founder with respect to such Investor shall terminate at such time as such Investor shall no longer be the owner of any shares of capital stock of the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate upon the earlier to occur of either of the following events (and shall not apply to any transfer by a Founder in connection with such event): (i) the occurrence of an Initial Public Offering as such term is defined in Section 1.3 of the Investor Rights Agreement or (ii) the closing of any acquisition, merger, reorganization or other such transaction which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the Company's voting stock of the Company or any successor corporation immediately after such transaction.

         7.2 NOTICE. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail (or equivalent independent service), postage prepaid and properly addressed to the party to be notified as set forth below such party's signature to this Agreement or any of the relevant Purchase Agreement or the Investor Rights Agreement or at such other address or by such other means (including, without limitation, telecopier transmission electronically confirmed) as such party may designate by ten (10) days' advance written notice to the other parties hereto.

         7.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, permitted assigns and legal representatives.


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         7.4 AGGREGATION OF STOCK. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

         7.5 ENTIRE AGREEMENT; EFFECTIVENESS. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement. This Agreement shall become effective upon its execution by the Company, each of the Series D Purchasers (other than any investment funds managed by, or other investors affiliated with, Fort Washington Investment Advisors, Inc., which shall be entitled to become a party hereto upon the closing of their respective investments in the Series D Stock) and each of the Founders, provided that the signature of any Founder as a condition to effectiveness may be waived by OrbiMed. The Company shall use its best efforts to cause all of the other stockholders intended to become parties hereto, to execute this Agreement as soon as practicable thereafter.

         7.6 MODIFICATIONS AND AMENDMENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding shares of Preferred Stock (including the holders of at least a majority of the outstanding Series D Preferred Stock). Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         7.7 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

         7.8 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America for the District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth or incorporated in
Section 7.2 hereof.

         7.9 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it


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enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         7.10 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

         7.11 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

         7.12 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

         7.13 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         7.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                              NEOGENESIS DRUG DISCOVERY, INC.
                              By: /s/ SATISH JINDAL
                                 -----------------------------------------------
                                 Name:  Satish Jindal
                                 Title:  President

                              SERIES A STOCKHOLDERS:

                               /s/ ALLEN H. MICHELS
                              --------------------------------------------------
                              Allen H. Michels

                              TGJ TRUST

                               /s/ THEODORE G. JOHNSON
                              --------------------------------------------------
                              By: Theodore G. Johnson, its Trustee

                               /s/ CHRISTOPHER J. AINLEY
                              --------------------------------------------------
                              Christopher J. Ainley

                              Tenants in the Entirety:

                               /s/ CLAUDE E. WINTNER
                              --------------------------------------------------
                              Claude E. Wintner

                               /s/ MARTHA C. WINTNER
                              --------------------------------------------------
                              Martha C. Wintner

                              Tenants in Common:

                               /s/ MARK BIRNBAUM
                              --------------------------------------------------
                              Mark Birnbaum

                               /s/ EVELYN BIRNBAUM
                              --------------------------------------------------
                              Evelyn Birnbaum

                              SERIES B STOCKHOLDERS:

                               /s/ THEODORE G. JOHNSON
                              --------------------------------------------------
                              Theodore G. Johnson


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                              TGJ TRUST

                               /s/ THEODORE G. JOHNSON
                              --------------------------------------------------
                              Theodore G. Johnson, its Trustee

                               /s/ CHRISTOPHER J. AINLEY
                              --------------------------------------------------
                              Christopher J. Ainley

                              --------------------------------------------------
                              James Wade

                              --------------------------------------------------
                              Charles A. Sanders

                               /s/ JIRO ABE
                              --------------------------------------------------
                              Jiro Abe

                              FREYA FANNING & CO.

                              By: /s/ THOMAS B. HALLOWELL
                                 -----------------------------------------------
                                Name: Thomas B. Hallowell
                                Its:  General Partner

                              --------------------------------------------------
                              Peter B. Loring

                              SERIES C STOCKHOLDERS:

                              FREYA FANNING & CO.

                              By: /s/ THOMAS B. HALLOWELL
                                 -----------------------------------------------
                                 Name: Thomas B. Hallowell
                                 Its:  General Partner

                               /s/ JASON T. KUPLEN
                              --------------------------------------------------
                              Jason T. Kuplen

                               /s/ ROBERT A. GOUGH, JR.
                              --------------------------------------------------
                              Robert A. Gough, Jr.


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                              NEOGENESIS DRUG DISCOVERY, INC.
                              SERIES D PREFERRED INVESTMENT TRUST

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Its:

                              Morash Family L.P.

                              --------------------------------------------------
                              By:  Richard Morash
                              Its:  General Partner

                              CONSTANTIN VON WENTZEL TRUST

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Its:

                               /s/ THOMAS B. HALLOWELL
                              --------------------------------------------------
                              Thomas B. Hallowell

                               /s/ THEODORE G. JOHNSON
                              --------------------------------------------------
                              Theodore G. Johnson

                               /s/ DAVID L. ENGEL
                              --------------------------------------------------
                              David L. Engel

                               /s/ JUSTIN P. MORREALE
                              --------------------------------------------------
                              Justin P. Morreale

                               /s/ VICTOR J. PACI
                              --------------------------------------------------
                              Victor J. Paci


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                              SERIES D PURCHASERS:

                              CADUCEUS PRIVATE INVESTMENTS, LP
                              By OrbiMed Capital, LLC, its General Partner

                              By: /s/ ERIC A. BITTELMAN
                                 -----------------------------------------------
                                 Name:  Eric A. Bittelman
                                 Title: Chief Financial Officer

                              ORBIMED ASSOCIATES, LLC
                              By OrbiMed Advisors LLC, its Managing Member

                              By: /s/ ERIC A. BITTELMAN
                                 -----------------------------------------------
                                 Name:  Eric A. Bittelman
                                 Title: Chief Financial Officer

                              PW JUNIPER CROSSOVER FUND, L.L.C.
                              By PW Juniper Management, L.L.C., its
                              Investment Advisor

                              By OrbiMed Advisors, Inc., a Member

                              By: /s/ ERIC A. BITTELMAN
                                 -----------------------------------------------
                                 Name:  Eric A. Bittelman
                                 Title: Chief Financial Officer

                              FINSBURY WORLDWIDE PHARMACEUTICAL TRUST PLC
                              By OrbiMed Advisors, LLC, its Investment
                              Advisor

                              By:  /s/ ERIC A. BITTELMAN
                                 -----------------------------------------------
                                 Name:  Eric A. Bittelman
                                 Title: Chief Financial Officer


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                              FORT WASHINGTON PRIVATE EQUITY
                              INVESTORS II, L.P.
                              By: Fort Washington Capital Partners, LLC,
                                  General Partner

                              By: Fort Washington Investment Advisors, Inc.,
                                  Managing Member

                              By: /s/ WILLIAM F.  LEDWIN
                                 -----------------------------------------------
                                 Name:  William F. Ledwin
                                 Title: President

                              By: /s/ JOHN O"CONNOR
                                 -----------------------------------------------
                                 Name:  John O'Connor
                                 Title: Director of Private Equity

                              FORT WASHINGTON PRIVATE EQUITY INVESTORS III, L.P.
                              By: Fort Washington Capital Partners, LLC,
                                  General Partner

                              By: Fort Washington Investment Advisors, Inc.,
                                  Managing Member

                              By: /s/ WILLIAM F. LEDWIN
                                 -----------------------------------------------
                                 Name:  William F. Ledwin
                                 Title: President

                              By: /s/ JOHN O'CONNOR
                                 -----------------------------------------------
                                 Name:  John O'Connor
                                 Title:    Director of Private Equity

                              ORBIMED ADVISORS LLC

                              By: /s/ Eric A. Bittelman
                                 -----------------------------------------------
                                 Name:  Eric A. Bittelman
                                 Title: Chief Financial Officer

                              FREYA FANNING & CO.

                              By:  /s/ THOMAS B. HALLOWELL
                                 -----------------------------------------------
                                 Name:  Thomas B. Hallowell
                                 Title: General Partner

                               /s/ THEODORE G. JOHNSON
                              --------------------------------------------------
                              Theodore G. Johnson

                               /s/ GUY M. ROCHMAN
                              --------------------------------------------------
                              Guy M. Rochman


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                               /s/ JUSTIN P. MORREALE
                              --------------------------------------------------
                              Justin P. Morreale

                               /s/ DAVID L. ENGEL
                              --------------------------------------------------
                              David L. Engel

                               /s/ VICTOR J. PACI
                              --------------------------------------------------
                              Victor J. Paci

                               /s/ JOHN J. CONCANNON III
                              --------------------------------------------------
                              John J. Concannon III


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                              FOUNDERS

                               /s/ ALLEN H. MICHELS
                              --------------------------------------------------
                              Allen H. Michels

                               /s/ SATISH JINDAL
                              --------------------------------------------------
                              Satish Jindal

                               /s/ KRISHNA KHALGHATGI
                              --------------------------------------------------
                              Krishna Khalghatgi

                               /s/ ED WINTNER
                              --------------------------------------------------
                              Ed Wintner

                               /s/ GERALD SHIPPS
                              --------------------------------------------------
                              Gerald Shipps

                               /s/ WILLIAM LEE
                              --------------------------------------------------
                              William Lee

                               /s/ SETH N. BIRNBAUM
                              --------------------------------------------------
                              Seth N. Birnbaum


* = CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.